Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB/A, Amendment No. 1 of Planetlink Communications, Inc. for the quarter ending September 30, 2007, I, M. Dewey Bain, Chief Financial Officer of Planetlink Communications, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.           Such Quarterly Report on Form 10-QSB/A, Amendment No. 1 for the quarter ending September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in such Quarterly Report on Form 10-QSB/A, Amendment No. 1 for the quarter ending September 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Planetlink Communications, Inc.

Dated: November 21, 2007.

/s/ M. Dewey Bain
M. Dewey Bain, Chief Financial Officer